UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2021

FISKER INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38625	82-3100340
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1888 Rosecrans Avenue

Manhattan Beach, California 90266

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (833) 434-7537

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value of $0.00001 per share	FSR	New York Stock Exchange
Warrants to purchase Class A Common Stock	FSR WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

Fisker Inc. (the “Company”) is filing this Current Report on Form 8-K for the purpose of updating the prospectus, dated December 9, 2020, pursuant to Rule 424(b) promulgated under the Securities Act of 1933, as amended, relating to the registration statement on Form S-1 (No. 333-251657), filed with the Securities and Exchange Commission on December 9, 2020.

The Company is filing with this Current Report on Form 8-K as Exhibit 99.1 the following financial information: Unaudited Condensed Consolidated Statements of Operations for the three months ended December 31, 2020 and 2019 and for the fiscal years ended December 31, 2020 and 2019, Unaudited Condensed Consolidated Balance Sheets as of December 31, 2020 and 2019 and Unaudited Condensed Consolidated Statements of Cash Flows for the three months ended December 31, 2020 and 2019 and the fiscal years ended December 31, 2020 and 2019.

Item 9.01	Financial Statements and Exhibits.

(d)    List of Exhibits.

Exhibit No.	Description

99.1	Unaudited Condensed Consolidated Statements of Operations for the three months ended December 31, 2020 and 2019 and for the fiscal years ended December 31, 2020 and 2019, Unaudited Condensed Consolidated Balance Sheets as of December 31, 2020 and 2019 and Unaudited Condensed Consolidated Statements of Cash Flows for the three months ended December 31, 2020 and 2019 and the fiscal years ended December 31, 2020 and 2019.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISKER INC.

Date: February 25, 2021	By:	/s/ Geeta Gupta
Geeta Gupta
Chief Financial Officer

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